UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2019

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, par value $.01 per share	TDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On August 1, 2019, Teledyne Technologies Incorporated issued a press release announcing that it has completed the acquisition of the gas and flame detection business of 3M Company. The press release announcing the closing of the acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

The information disclosed under Item 7.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press Release dated August 1, 2019
Exhibit 101 (INS)	XBRL Instance Document
Exhibit 101 (SCH)	XBRL Schema Document
Exhibit 101 (CAL)	XBRL Calculation Linkbase Document
Exhibit 101 (DEF)	XBRL Definition Linkbase Document XBRL Schema Document
Exhibit 101 (LAB	XBRL Label Linkbase Document XBRL Schema Document
Exhibit 101 (PRE)	XBRL Presentation Linkbase Document XBRL Schema Document
Exhibit 104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Melanie S. Cibik
Melanie S. Cibik
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: August 1, 2019

EXHIBIT INDEX
Description

Exhibit 99.1	Press Release dated August 1, 2019
Exhibit 101 (INS)	XBRL Instance Document
Exhibit 101 (SCH)	XBRL Schema Document
Exhibit 101 (CAL)	XBRL Calculation Linkbase Document
Exhibit 101 (DEF)	XBRL Definition Linkbase Document XBRL Schema Document
Exhibit 101 (LAB	XBRL Label Linkbase Document XBRL Schema Document
Exhibit 101 (PRE)	XBRL Presentation Linkbase Document XBRL Schema Document
Exhibit 104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL.